Exhibit 99.1

One World. One KEMET Bank of America 2013 Leveraged Finance Conference December 3, 2013 Presenters: Per Loof- Chief Executive Officer William Lowe – Executive Vice President & Chief Financial Officer

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plan; (ix) equity method investments expose us to a variety of risks; (x) acquisitions and other strategic transactions expose us to a variety of risks; (xi) inability to attract, train and retain effective employees and management; (xii) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xiii) exposure to claims alleging product defects; (xiv) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that limit our flexibility in operating our business; and (xx) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions.

MARKET OVERVIEW

Product Overview Solid Capacitor Business Group Tantalum & Ceramics Product Lines Film & Electrolytic Business Group Market Segment / Selected Application Detail Computer – Microprocessor Decoupling Telecommunications – Transceiver Cards Mobile Phones – Audio & Battery Backup Gaming – Processor Decoupling LCD TV – Video Converter Automotive – Engine Control/Safety Military/Aerospace – Avionics/Comm. Industrial – Motor Start & Drives Automotive – HID Lighting/Engine Ctrl Renewable Energy – Power Inverters Industrial – Power Factor Correction Consumer/Industrial – Power Supplies Products

Sales Summary Q2 FY14

Global Capacitor Market Data Source: World Cap & KEMET

Strategy- Driving Financial Performance -Vertical Integration -F&E Restructuring -Growth Opportunities -Private Label Partnership-NEC TOKIN

Execution: Changing the Game Improving Margins by Increasing Opportunities Focus on selling higher-margin specialized component solutions Expand global product portfolio through NT PLP Project Vertical Integration ensures supply and decreases material costs Senior Management changes Continue moving production to low-cost regions Decrease number of manufacturing sites Leaning out processes and improving yields

Tantalum Supply Chain Vertical Integration K-Salt Ta Powder Ta Capacitor Electronic Devices Ta Ore

Raw Material Cost Savings-Vertical Integration

Film & Electrolytics Restructuring Campaign

Product Capabilities Main uses of Film & Electrolytic capacitors: Motors Drives Power Supplies Voltage Conversion Circuits Power Meters Voltage / Pulse Suppression Power Factor Correction Film capacitors have a unique self-healing characteristic which prevents them from failing in a catastrophic way when the materials, process, and design are properly engineered. This provides opportunity for many safety applications where a fail safe mechanism is required. In addition, packages can also be engineered to provide a fail safe solution. These capabilities are needed now and will continue to be needed in the future.

 One of our strengths is our ability to design products to meet unique customer requirements for use in the following markets: Automotive Industrial Drives/Motors Wind Power Solar Power Medical Devices Lighting Electrical Distribution and Measurement As we restructure our manufacturing operations, we are keeping our R&D centers close to our customer’s to maintain this competitive advantage. Capabilities

Restructuring The two key initiatives for FY14 restructuring are: Creation of Lower Labor Cost Plants to support Europe and America: Skopje, Macedonia for Film Capacitors Evora, Portugal for Electrolytic Capacitors Consolidate three Italy Film plants into a single plant: Monghidoro, Italy operation for Film capacitor has ceased *Vergato, Italy will be moved into Pontecchio, Italy facility in early FY15 *Sasso Marconi, Italy will move into Pontecchio, Italy facility in FY14 Maintain Asian Plants to support all areas: Anting, China and Batam, Indonesia for Film Capacitors Suzhou, China for Electrolytic Capacitors *Pontecchio has been completed and the facility is now available for equipment installation.

Pontecchio Update Construction complete September 14 Exterior Landscaping remaining Completion of tri-generation system (energy efficiency system) installed in FY15 Acceptance Testing and Final Permitting Compliance documents, structural testing, certifications, etc. Completion of Work permit from City of Sasso Marconi Building transferred to KEMET Transfer of all Italy operations to be complete by end of Q2CY2014 Vergato Metalization (Oct-Dec 2013) Sasso Film Production (Oct 2013 – Mar 2014) Vergato Film Production (Feb – May 2014) Support Functions and Admin (starting already in CY2013)

Macedonia Plant

Pontecchio Plant

NEC TOKIN

INVESTMENT IN NEC TOKIN KEMET announced on March 12, 2012 that it entered into an agreement acquiring a 34% economic interest with a 51% voting interest in NEC TOKIN Corporation (“NEC TOKIN”) and received two call options that, if exercised, will result in the acquisition of 100% of NEC TOKIN NEC TOKIN manufactures tantalum and other capacitors, electro-magnetic materials, piezoelectric components, electro-mechanical devices and access devices Transaction closed on February 1, 2013.

INVESTMENT IN NEC TOKIN (cont.) Step 1 (signed) Step 2 (KEMET option) Step 3 (KEMET option) Date February 01, 2013(1) Expires August 2014 Expires May 2018 Seller NEC TOKIN NEC TOKIN NEC Consideration $50mm $50mm Greater of 6x TTM EBITDA (2) or $250mm (3) Economic interest 34% 49% 100% Voting interest 51% 51% 100% Board representation KEMET-4; NEC-3 KEMET-4; NEC-3 NM KEMET accounting Equity Equity Consolidated (1) Closing Date: Feb 1, 2013 (2) Step 3 consideration will, among other adjustments, be reduced by consideration previously paid in steps 1 and 2 and that NEC debt obligation will be cancelled / forgiven. (3) Expected amount of balance due under NEC’s loan to NT. In the event that KEMET does not exercise both call options, and NEC instead exercises its put option, requiring KEMET to acquire all outstanding shares of NT, this loan will remain outstanding with NT, with a bullet maturity of May 31, 2018, and the cash component of the purchase price will be reduced by the amount of the assumed debt.

NEC - TOKIN - Major Technologies (ex. Capacitors) EMC Devices (Electromagnetic compatibility) Products that transform, isolate, protect or filter signals EMD (Electromechanical devices) Products that act as a low power switch to activate a circuit or device such as a motor Access Control devices Products that control or protect personal, physical or signal access Piezoelectric devices Products that transform electric energy into mechanical energy (or the reverse)

NEC - TOKIN Manufacturing Locations Sendai Shiroishi Toyama Japan Outside Japan Xiamen, China Dong Nai, Vietnam Calamba, Phillipines Chachoengsao, Thailand

NEC/Tokin Summarized Financial Information FY14 (in millions) Jun Sep Cash on hand and in banks 69.4 $ 83.7 $ Other current assets 139.8 146.3 Noncurrent assets 391.6 391.9 Current liabilities 106.0 133.3 Noncurrent liabilities 398.7 397.4 J-GAAP Adjusted EBITDA 4.8 $ 13.0 $

GROWTH OPPORTUNITIES

Private Label Partnership & Cross Licensing

Electronic Components KEMET CHARGED.

- Expand markets and product offerings for both KEMET and NEC TOKIN
- Partnership between two of the world's premier tantalum manufacturers will achieve true scale in operations to manage raw materials sourcing as well as maximizing efficiencies and best practices in manufacturing and product development (already in progress)
- Creates significant cross-selling opportunities for TaMnO2, Ta Poly, film capacitors, high value Aluminum Electrolytic capacitors and solutions capabilities (i.e., coils, relays, and piezo devices)
- Complementary geographic reach – strong KEMET presence in western hemisphere and excellent NEC - TOKIN position in Japan and Asia
- Benefits from international management team sensitive to region-specific business needs and combined R&D capabilities and university relationships
- Enjoy flexibility to pursue growth initiatives
  - Continued R&D investment in both Japan and the U.S.
  - Enables KEMET to diversify beyond capacitors in the in the passives market

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FINANCIAL METRICS

Sales Trends by Business Group and Region

Solid Capacitors – Financial Trends Non-GAAP

Film & Electrolytics – Financial Trends Non-GAAP

Balance Sheet Notes: Days sales outstanding defined as latest period accounts receivable, net balance divided by annualized latest quarter sales times 365. Inventory turns defined as annualized latest quarter cost of sales divided by latest period inventory balance. Days payable outstanding defined as latest period accounts payable balance divided by annualized latest quarter Cost of sales times 365. Defined as Accounts receivable, net + Inventories, net – Accounts payable, divided by annualized latest quarter sales. LTM Adjusted EBITDA of $53.2 million calculated for the twelve months ended September 30, 2013. Total debt equals face value of total debt of $400.5 million. 2014 amounts represent borrowings and letters of credit under the revolving line of credit. A credit line of $3.1 million remains available under this facility. The $355 million due in 2018 represents face value of 10.5% senior notes. Graph excludes $24M advance payment from OEM and $1.9 million of other debt. ($ in millions) Assets 9/30/2013 Liabilities & stockholders' equity 9/30/2013 Cash, restricted cash and cash equivalents 72.3 $ Current portion of long-term debt 29.8 $ Accounts receivable, net 103.4 Accounts payable 80.9 Inventories, net 208.8 Accrued expenses and other payables 88.6 Preparid expenses & other current assets 47.2 Long-term debt 373.5 Property, plant and equipment, net 311.4 Other non-current obligations 60.9 Investment in joint venture 46.9 Deferred income taxes 8.6 Goodwill and intangible assets, net 73.7 Total liabilities 642.3 Other assets 16.5 Total stockholders' equity 237.9 Total assets 880.2 $ Total liabilities and stockholders'equity 880.2 $ Metrics DSO (1) 44 Inventory turns (2) 3.5 DPO (3) 40 Working capital as a % of sales (4) 27.2% Total debt/LTM Adjusted EBITDA (5) 7.5

Summary Vertical integration of Tantalum raw material continues-benefits building to $10 million per quarter by Q2 FY15. F&E restructuring will drive lower break-even point each quarter during FY2014 and beyond. NEC Private Label Partnership to add value toward the end of FY2014, growing in FY15. Inventory levels to decline to approximately $195 million by March 31 generating $14 million of cash returned to the bank.

Summary – NEAR TERM Cash balance at December 31st expected to be in the range of $62-66 million including revolver draw. Revenue flat to up to 1.0% for the quarter ending December 31, 2013 versus September 30, 2013 Consolidated Corporate gross margins expected to increase an additional 150 -250 basis points in December quarter. F&E operating profit improvement of $1.0 million December over September quarter. Inventories expected to be on target at an estimated $202-$208 million at December 31st. (On path to $195 million at March 31).

One world. One KEMET.

Appendix

EBITDA Reconciliation NEC Tokin FY14 Jun Sep Net loss (8.2) $ (4.1) $ Adjustments: Interest expense 0.8 0.8 Income taxes 0.3 0.6 Depreciation and amortization 14.3 14.4 Impairment - 0.1 Equity loss 0.1 (0.1) Foreign exchange (2.9) 0.3 Other (income) expense, net 0.4 1.0 Adjusted EBITDA 4.8 $ 13.0 $ (in millions USD, Japanese GAAP)

Adjusted Gross Margin Solid Capacitors FY13 FY14 Sep Dec Mar Jun Sep Net sales 162,424 $ 149,772 $ 149,365 $ 149,398 $ 157,717 $ Gross margin 33,152 $ 36,054 $ 31,751 $ 21,253 $ 30,105 $ Gross margin % 20.4% 24.1% 21.3% 14.2% 19.1% Adjustments: Plant start-up costs 540 - - - - Inventory write down - - - 3,886 - Stock-based compensation 248 206 172 177 39 Adjusted gross margin 33,940 $ 36,260 $ 31,923 $ 25,316 $ 30,144 $ Adjusted gross margin % 20.9% 24.2% 21.4% 16.9% 19.1% ($ in thousands)

Adjusted Gross Margin Film & Electrolytics FY13 FY14 Sep Dec Mar Jun Sep Net sales 53,567 $ 50,525 $ 53,669 $ 53,322 $ 55,026 $ Gross margin (214) $ (1,874) $ (4,584) $ (3,719) $ 134 $ Gross margin % -0.4% -3.7% -8.5% -7.0% 0.2% Adjustments: Plant start-up costs 1,390 1,524 1,307 1,133 1,050 Stock-based compensation 175 153 156 137 190 Adjusted gross margin 1,351 $ (197) $ (3,121) $ (2,449) $ 1,374 $ Adjusted gross margin % 2.5% -0.4% -5.8% -4.6% 2.5% ($ in thousands)